AGENDA CFO COMMENTARY AND FINANCIAL REVIEW FIRST QUARTER 2026 April 30 , 2026 Exhibit 99.2

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes . This presentation contains forward - looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company’s business opportunities and anticipated results of operations . Forward - looking statements generally relate to future events or our future financial or operating performance . In some cases, you can identify forward - looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions . Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest . The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis ; however, each forward - looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8 - K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward - looking statements in this document include : loss of key customer accounts ; our ability to execute the ACCELERATE Growth Strategy ; our ability to execute and realize costs savings related to our Profit Improvement Plan ; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology (“IT”) systems and investments in our DTC businesses ; our ability to maintain the strength and security of our IT systems ; the effects of unseasonable weather, including global climate change ; the seasonality of our business and timing of orders ; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns ; unfavorable economic conditions generally ; the financial health of our customers and retailer consolidation ; higher than expected rates of order cancellations ; changes affecting consumer demand and preferences and fashion trends ; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates ; our ability to attract and retain key personnel ; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks ; volatility in global production and transportation costs and capacity and timing ; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories ; our dependence on third - party manufacturers and suppliers and our ability to source at competitive prices from them or at all ; the effectiveness of our sales and marketing efforts ; business disruptions and acts of terrorism, cyber - attacks or military activities around the globe ; intense competition in the industry ; our ability to establish and protect our intellectual property ; and our ability to develop innovative products . The Company cautions that forward - looking statements are inherently less reliable than historical information . New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward - looking statements contained in this presentation . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . We do not undertake any duty to update any of the forward - looking statements after the date of this document to conform the forward - looking statements to actual results or to changes in our expectations . FORWARD - LOOKING STATEMENTS

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar . To supplement financial information reported in accordance with GAAP, the Company discloses constant - currency net sales information, which is a non - GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars . The Company calculates constant - currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year . Management believes that this non - GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations . Free cash flow is a non - GAAP financial measure . Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures . Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long - term value creation . Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures . Management uses free cash flow as a measure to assess both business performance and overall liquidity . Non - GAAP financial measures, including constant - currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP . The Company provides a reconciliation of non - GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the “Appendix” . The non - GAAP financial measures and constant - currency information presented may not be comparable to similarly titled measures reported by other companies . REFERENCES TO NON - GAAP FINANCIAL INFORMATION GLOSSARY OF PRESENTATION TERMINOLOGY DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low 20% mid 30% high 40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign currency exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES
Through a Diverse and Inclusive Workforce






Columbia | SOREL | MOUNTAIN HARDWEAR | prAna

CAPITAL ALLOCATION PRIORITIES DEPENDENT UPON OUR FINANCIAL POSITION, MARKET CONDITIONS AND OUR STRATEGIC PRIORITIES, OUR CAPITAL ALLOCATION APPROACH INCLUDES: INVEST IN ORGANIC GROWTH OPPORTUNITIES RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS OPPORTUNISTIC M&A TO DRIVE LONG - TERM PROFITABLE GROWTH THROUGH DIVIDENDS AND SHARE REPURCHASES OUR GOAL IS TO MAINTAIN OUR STRONG BALANCE SHEET AND DISCIPLINED APPROACH TO CAPITAL ALLOCATION .

Q1’26 FINANCIAL OVERVIEW Q 1 ’2 6 FINANCIAL RESULTS COMPARED TO Q 1 ’25 Q 1 ’26 Highlights : • Net sales reflected growth in most of our international markets offset by underlying weakness in the U.S. Net sales included a favorable impact of 280 basis points from foreign currency translation . • Compared to guidance, net sales upside was driven by early shipment of Spring ‘26 wholesale orders, as well as better - than - expected net sales from our Europe and U.S. businesses . • Operating margin contraction primarily reflected flat net sales , gross margin contraction reflecting the impact of incremental U.S. tariffs, as well as SG&A expense deleverage . Operating margin included a favorable impact of $5.3M from foreign currency translation . • Exited the quarter with $535 .4M of cash, cash equivalents and short - term investments, and no borrowings . • Inventory was flat y/y in dollar terms and down approximately 11 % y/y in units .

Q1’26 ACTUAL VS LAST YEAR Commentary on Q 1 ’26 financial results vs last year : • Net sales growth in our international markets was offset by a decline in the U.S. due to a lower U.S. wholesale Spring ‘26 orderbook and a lack of inventory to fulfill Q 1 demand due to our decision, in the prior year, to reduce supply of certain winter season products as a precautionary measure in response to U.S. tariff announcements . • Gross margin contraction reflected the impact of unmitigated incremental U.S. tariffs, partially offset by mitigation tactics, which primarily included targeted price increases . • SG&A was up 1% y/y, primarily driven by higher DTC expenses, partially offset by lower enterprise technology and supply chain expenses, resulting from prior - year actions taken as part of our Profit Improvement Program . SG&A included an unfavorable impact of $6.7M from foreign currency translation .

Q1’26 REGIONAL NET SALES PERFORMANCE U.S. • Wholesale : down low teens %, primarily reflecting the impact of lower Spring ‘26 orders • DTC : down HSD % (DTC B&M down MSD%, DTC .com down low - teens %), partially impacted by prior year decisions to reduce inventory supply ; B&M decline included lower inventory clearance sales inclusive of the impact of temporary store closures • The Company had 170 stores (148 outlets, 22 branded) exiting Q 1 ’26 vs . 169 stores (152 outlets, 17 branded) exiting Q 1 ’25 LAAP • Japan : down MSD % (down MSD% c .c .), reflecting headwinds from softened international tourism and later wholesale shipment timing • China : up LDD % (up MSD% c .c .), reflecting growth in wholesale, partially reflecting earlier wholesale shipment timing • Korea : up HSD % (up HSD % c .c .), aided by healthy demand for winter season products and improving outdoor category trends • LAAP distributor : up LDD % reflecting healthy orderbook growth EMEA • Europe - direct : up mid 30% (up high teens % c .c .), fueled by strong DTC performance and healthy wholesale sales, partially reflecting earlier wholesale shipment timing . Results across channels reflect robust demand for winter season products and inventory availability . • EMEA distributor : up low 30%, reflecting earlier shipment timing and healthy orderbook growth Canada • up MSD % (up LSD % c .c .), driven by growth in DTC B&M sales Q 1 ’26 NET SALES VS . Q 1 ’25 CANADA +7% (+1% c.c.) $51M U.S. - 10% (- 10% c.c.) $422M EMEA +35% (+21% c.c.) $145M LAAP +5% (+3% c.c.) $160M

Q1’26 NET SALES OVERVIEW Q 1 ’26 NET SALES VS . Q 1 ’25 CATEGORY PERFORMANCE CHANNEL PERFORMANCE WHOLESALE: DTC: 0% (- 2 % c.c .) $401 M $378 M 0% (- 3 % c.c .) • Columbia brand footwear growth was partially offset by a decline in SOREL • Columbia growth reflected growth in most of our international markets, partially offset by a decline in the U.S. • SOREL decline reflected a shortage of inventory to fulfill Q1 demand for winter season products and lower closeout sales • prAna decline reflected lower wholesale sales, partially offset by solid growth in DTC • Wholesale reflected growth in most of our international markets, offset by lower U.S. Spring ‘26 orders • DTC B&M +3%, DTC.com - 6% APPAREL, ACCESSORIES & EQUIPMENT: $623M - 1% (- 3 % c.c .) FOOTWEAR: +4% (0 % c.c .) $156M BRAND PERFORMANCE +1% (- 2 % c.c .) $690M - 12% (- 14 % c.c .) $37M - 5% (- 5 % c.c .) $27M 0% (0 % c.c .) $25M

Q1’26 GROSS MARGIN BRIDGE HEADWINDS • Channel Profitability : incurred a 310 basis point unmitigated impact from incremental tariffs TAILWINDS • Channel Profitability : reflecting mitigation tactics, which primarily included targeted price increases Q1’26 GROSS MARGIN CONTRACTED 20 BPS Y/Y TO 50.7%

Q1’26 SG&A BRIDGE VS LAST YEAR * Excludes Retail ; **Excludes Advertising Q1’26 SG&A INCREASED $2.6 MILLION, OR 1% Q1’26 SG&A WAS 45.8% OF NET SALES COMPARED TO 45.5% IN Q1’25 SG&A included an unfavorable impact of $6.7M from foreign currency translation. The below commentary is based on USD reported results. PRIMARY SG&A EXPENSE INCREASES • Omni - Channel: higher DTC B&M expenses related to new stores and variable expenses from higher international DTC sales PRIMARY SG&A EXPENSE DECREASES Lower expenses resulting from prior - year actions taken as part of our Profit Improvement Program including: • Enterprise Technology: lower personnel expenses • Supply Chain : lower personnel expenses

BALANCE SHEET OVERVIEW Cash, cash equivalents and short - term investments totaled $535 .4M, compared to $658 .4M as of March 31 , 2025 . $535 M flat BALANCE SHEET AS OF MARCH 31 , 2026 INVENTORY CASH, CASH EQUIVALENTS, AND SHORT - TERM INVESTMENTS Inventories were relatively flat y/y at $624 .0M. While inventory dollars were flat, units were down by approximately 11 % y/y . Quarter - end inventories included approximately $25 .0M of incremental tariff costs prior to mitigation tactics . Older season inventories represent a manageable portion of our total inventory .

CAPITAL OVERVIEW $78M Net cash flow used in operating activities was $77 .5M, compared to $32 .0M for the same period in 2025 . Capital expenditures totaled $12 .4M, compared to $15 .6M for the same period in 2025 . $150 M The Company repurchased 2 ,498 ,685 shares of common stock for an aggregate of $150 .0M (based on trade date), for an average price per share of $60 .03 . Q1'26 SHARE REPURCHASES Q1'26 CAPITAL EXPENDITURES Q1'26 NET CASH FLOW USED IN OPERATIONS $0.30 Quarterly dividend ($0.30 per share) – payable on June 4, 2026 to shareholders of record on May 21, 2026. DECLARED DIVIDENDS $12M

2026 FINANCIAL OUTLOOKS The Company's 2026 Financial Outlooks are forward - looking in nature, and the following forward - looking statements reflect our expectations as of April 30 , 2026 and are subject to significant risks and business uncertain ties, including those factors described under “Forward - Looking Statements” elsewhere in this presentation . These risks and uncertainties limit our ability to accurately forecast results . 2026 Financial Outlook Outlook Compared to 2025 Net sales $3.43B to $3.50B (Unchanged) +1.0% to +3.0% Gross margin 50.3% to 50.5% (Prior: 49.8% to 50.0%) - 20 bps to Flat (Prior: -70 bps to - 50 bps) SG&A percent of net sales 43.6% to 44.2% (Unchanged) - 60 bps to Flat Operating margin 6.7% to 7.5% (Prior: 6.2% to 6.9%) +60 bps to +140 bps (Prior: +10 bps to +80 bps) Effective income tax rate 24.0% to 25.0% (Unchanged) 22.8% Diluted EPS $3.55 to $4.00 (Prior: $3.20 to $3.65) +10% to +24% (Prior: -1% to +13%) Key Macroeconomic and Geopolitical Assumptions Underlying our 2026 Financial Outlooks : U.S . Tariffs • The Company’s financial outlooks assume current U.S. tariff rates continue through July 2026 before returning to rates approximate to levels that were in place prior to the U.S. Supreme Court’s tariff ruling . • The Company has paid approximately $80 M in U.S. IEEPA tariffs, which have since been struck down by the U.S. Supreme Court . The Company’s first quarter financial results and financial outlooks do not currently contemplate the recovery of these refunds . Cumulatively, approximately $55 M of the paid tariffs have been recorded in cost of sales during 2025 and first quarter 2026 . Middle East Conflict • The Company’s financial outlooks have not been adjusted for potential risks resulting from the Middle East conflict, including, but not limited to, further potential cancellations of and/or reductions of forecasted international distributor orders, increased freight charges, shifts in macro - economic conditions resulting in inflationary cost pressures impacting global consumer demand and/or wholesale customer behavior, and increased product input costs .

2026 FINANCIAL OUTLOOK ASSUMPTIONS Net sales Anticipated net sales growth primarily reflects: • Growth from all brands – SOREL and prAna growing faster than Columbia and Mountain Hardwear • International growth led by Europe Direct, China and International Distributors, partially offset by a modest decline in the U.S. • Growth in DTC and wholesale - DTC growing faster than wholesale • Footwear growth faster than apparel • Foreign currency is expected to have a 50 to 100 bps favorable impact on full year reported net sales Gross margin Anticipated gross margin contraction primarily reflects: • Unmitigated incremental tariff costs are expected to have an unfavorable impact of roughly 200 bps (prior 300 bps) on gross m arg in; partially offset by • Targeted U.S. price increases for Spring ‘26 and Fall ’26 products and tariff mitigation tactics; • Higher channel profitability, primarily related to cleaner inventory positions resulting in less clearance and promotional ac tivity; and • Favorable channel and regional sales mix shift. SG&A expenses Anticipated SG&A expense growth includes: • Higher incentive compensation expenses compared to reduced levels in 2025; and • Higher omni - channel spend, including increased DTC expenses from new stores and variable expenses from planned DTC sales growth; partially offset by • Lower personnel expenses and professional fees in targeted business areas resulting from Profit Improvement Program actions t ake n in the prior year Demand creation as a percent of net sales is anticipated to be ~6.5% of net sales, compared to 6.5% of net sales in 2025. Share count and foreign currency • The diluted EPS range is based on estimated weighted average diluted shares outstanding of ~51.6M (prior ~52.9M). • Foreign currency translation and transactional effects are expected to have an approximate $0.10 favorable impact on diluted EPS. Cash flow • Operating cash flow is anticipated to be $300M to $330M (no change). • Capital expenditures are planned to be between $65M and $75M (no change). Q2’26 outlook • Net sales of $600M to $610M, representing a range of -1.0% to +1.0% compared to Q2’25. - Decline in U.S. wholesale sales from lower Spring ‘26 orders - Healthy international growth led by China, Europe Direct and International Distributors - Decline in wholesale net sales offset by increased net sales in DTC.com and DTC B&M • Operating loss of 5.5% to 4.5% of net sales, compared to 3.9% for Q2’25. • Operating margin includes SG&A expense deleverage driven by LSD percent SG&A growth and gross margin contraction primarily re sulting from the impact of unmitigated incremental U.S. tariffs. • Effective tax rate of approximately 20%. • Diluted loss per share is expected to be $0.46 to $0.37, compared to $0.19 for Q2’25.

ACCELERATE GROWTH STRATEGY

ACCELERATE is a consumer-centric growth strategy intended to elevate the Columbia brand to attract younger and more active consumers. It is a multi-year initiative centered around several consumer-centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working. 2025 was an important milestone in this journey. The Columbia brand launched its new brand platform "Engineered for Whatever" through a global brand campaign in print, on social, and in-person. The Columbia brand also released certain new products designed with a younger, more active consumer in mind, and re-launched the U.S. Columbia.com website, with enhanced features and photography. We're encouraged with early indicators, which signal that our differentiated marketing communications and enhanced products are resonating with consumers, providing us confidence as we plan for future seasons.

	Fuel Our Growth		Strengthen our Core
CONSUMER	**Deliver growth with new consumers** *Bring new younger, active consumers into the brand*		**Steward core consumer segments** *Continue to serve existing consumers with accessible outdoor essentials*
BRAND	**Elevate consumers' perception of the Columbia brand** *Refreshed creative strategy that brings Columbia's unique brand personality to life*		
PRODUCT	**Emphasize innovation and style**		**Deliver durable high-value products**
	Streamline assortment with fewer, more powerful collections with clear purpose		
MARKETPLACE	**Create elevated omni-channel brand experiences**		**Maintain outlet and value-oriented wholesale distribution**
	Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. marketplace		
MARKETING	**Deliver integrated full-funnel marketing** *Higher and more efficient demand creation spending, with more creative and immersive ways to experience the brand*

APPENDIX

Q1’26 CONSTANT - CURRENCY RECONCILIATION

THREE MONTHS FREE CASH FLOW RECONCILIATION